SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003 (April 22, 2003)

AMSURG CORP.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	000-22217	62-1493316
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification no.)

20 Burton Hills Boulevard Nashville, Tennessee (Address of principal executive offices)	37215 (Zip code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits:

99	Press release dated April 22, 2003.

Item 12. Results of Operations and Financial Condition

     A press release issued by AmSurg Corp. on April 22, 2003 is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMSURG CORP.

By:	/s/: Claire M. Gulmi Claire M. Gulmi

Senior Vice President and Chief Financial Officer (Principal Financial and Duly Authorized Officer)

Date: April 22, 2003

INDEX TO EXHIBITS

Exhibit
Number	Description

99	Press release dated April 22, 2003

4